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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

[ x ] PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported)      May 10, 2002
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      Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                               06-1007444
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 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia                30328-6188
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (770) 512-7700
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c)    Exhibits

                99.1  Press Release dated May 9, 2002.


ITEM 9.  REGULATION FD

         On May 9, 2002, the registrant issued a press release reporting its 2002 first quarter results of operations and announcing the appointment of Dale F. Morrison to the Board of Directors of the Company. The press release is furnished as Exhibit 99.1.


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                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   SIMMONS COMPANY

By:              /s/ William S. Creekmuir
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                      William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    May 10, 2002

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                                  EXHIBIT INDEX
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
Exhibit
Number                  Exhibit Name
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
99.1                    Press Release dated May 9, 2002
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